SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 24, 2002

                            ULTRALIFE BATTERIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

        0-20852                                          16-1387013
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
              (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant

      On July 24, 2002, Ultralife Batteries, Inc. (the "Company") dismissed its independent public accountants, Arthur Andersen LLP ("Andersen") and engaged PricewaterhouseCoopers LLP ("PwC") as its new independent public accountants, effective immediately, for the fiscal year ending June 30, 2002. This decision was approved by the Company's Board of Directors, based on the recommendation of its Audit Committee. The decision was based on interviews with large public accounting firms and reflected the Audit Committee's judgment as to which firm was best suited to deliver external audits to the Company. PwC replaces the Company's previous audit firm, Andersen, who had been the Company's auditors since 1996.

      Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended June 30, 2001 and June 30, 2000 did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles. The audit report on the Company's consolidated financial statements for the fiscal year ended June 30, 2002 will be issued by PwC.

      During the fiscal years ended June 30, 2001 and June 30, 2000, and the subsequent interim period through March 31, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of any such disagreements in connection with their reports on the Company's financial statements for such years.

      None of the reportable events described under Item 304(a)(1)(v) of the Securities and Exchange Commission's Regulation S-K occurred during the Company's fiscal years ended June 30, 2001 and June 30, 2000, and the subsequent interim period through March 31, 2002.

      During the fiscal years ended June 30, 2001 and June 30, 2000 and the subsequent interim period through March 31, 2002, the Company did not consult with PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

      The Company was unable to obtain a copy of a letter from Andersen stating its agreement with these statements.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ULTRALIFE BATTERIES, INC.

Dated: July 24, 2002                   By: /s/ Robert W. Fishback
                                           -------------------------------------
                                           Robert W. Fishback
                                           Vice President - Finance and
                                           Chief Financial Officer


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